UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 5, 2004

DISTRIBUTION MANAGEMENT SERVICES, INC.

(Exact name of registrant as specified in charter)

Florida

(State or Other Jurisdiction of Incorporation)

0-0285

65-0574760

(Commission file number)

(IRS employer identification no.)

11601 Biscayne Blvd., Suite 201, Miami, FL 33181

(Address of principal executive offices)(Zip Code)

(305) 893-9273

(Registrant’s telephone number, including area code)

Item 5.

  Other Events.

By individual letters dated February 5, 2004 received by the Registrant on February 6, 2004, Jordan Klein, Sr. and Jordan Klein, Jr. each resigned from the Registrant’s Board of Directors effective immediately.  No reason was given for the resignations and no letter was provided to the Registrant describing any disagreement with the Registrant or requesting that any matter be disclosed.

Item 7.

  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION MANAGEMENT SERVICES, INC.

Date: February 9, 2004	By:	/s/ Leo Greenfield
Leo Greenfield, President